Execution Version TENTH AMENDMENT TO CREDIT AGREEMENT This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 22, 2024, is among NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), the Lenders party hereto and MUFG BANK, LTD., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). R E C I T A L S A. The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks are parties to that certain Credit Agreement, dated as of April 15, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof pursuant to the terms thereof, the “Existing Credit Agreement,” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower. B. The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, each Issuing Bank party hereto and the Lenders constituting the Required Lenders under, and as defined in, the Existing Credit Agreement have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein. C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of this Amendment. Section 2. Amendments to Credit Agreement. Subject to the satisfaction of the condition precedent set forth in Section 4, as of 12:00 a.m. New York time on the Tenth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows: (a) Section 1.1 of the Existing Credit Agreement is amended to include the below new definition in appropriate alphabetical order: ““Ninth Amendment”: that certain Ninth Amendment to Credit Agreement, with a signing date of November 6, 2024, among the Borrower, the Guarantors party thereto, the Lenders and Issuing Banks party thereto, the Administrative Agent and the Collateral Agent.” (b) Section 5.10(g) of the Existing Credit Agreement is amended to: 2 (i) include the following parenthetical immediately after the words “that is a guarantor or other obligor under any Existing Indenture and any other Equal Priority Obligations to become a Guarantor under this Agreement and satisfy the requirements of this Section 5.10”: “(provided that the foregoing requirement shall not apply to any provision of a direct or indirect security interest for the benefit of the “Secured Parties” (as defined in the Term Loan A Credit Agreement) or the “Secured Parties” (as defined in the LC Facility) only for so long as any of the Secured Parties hold an enforceable security interest over the same property or assets on a senior or pari passu basis to such security interest granted for the benefit of such other “Secured Parties”)” (ii) the proviso immediately after the words “such Subsidiary becoming a guarantor under any Existing Indenture or any other Equal Priority Obligation and such Property becoming collateral under any Existing Indenture or any other Equal Priority Obligation (subject to extensions as are reasonably agreed by the Collateral Agent)” is replaced in its entirety as follows: “provided that the requirement of this Section 5.10(g) to grant a first- priority perfected security interest in Property constituting collateral under any Existing Indenture or any other Equal Priority Obligation shall not apply to (i) Property consisting of cash and Cash Equivalents that is an Excluded Asset or (ii) any first-priority security interests granted pursuant to the NFE Financing First Lien Pledge and Security Agreement (as defined in the Ninth Amendment) or governed by the NFE Financing Equal Priority Intercreditor Agreement (as defined in the Ninth Amendment).” (c) Section 5.19 of the Existing Credit Agreement is amended and restated in its entirety as follows: “Section 5.19 2024 Financing Transactions. The Borrower shall have (a) (i) satisfied and discharged or otherwise refinanced and discharged the 2025 Notes in full and (ii) issued the Initial Notes (as defined in the New 2029 Notes Indenture (as defined in the Ninth Amendment after giving effect to Section 2(d) below)) in the Issue Date Amount (as defined in the New 2029 Notes Indenture (as defined in the Ninth Amendment after giving effect to Section 2(d) below)), in each case in this clause (a), on or prior to December 3, 2024, (b) paid or caused to be paid (i) all fees, costs and expenses required to satisfy Section 5.2(j) of the Ninth Amendment and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, its legal counsel and Lender Advisor payable pursuant to Section 5.2(i) of the Ninth Amendment to the extent invoiced on or prior to November 22, 2024, in each case in this clause (b), substantially concurrently with the receipt of the proceeds of the Initial Notes issuance and in any event on or prior to December 3, 2024 and (c) consummated all of the other 2024 Financing Transactions on or prior to December 16, 2024.” 3 (d) Section 9.5(a)(ii) of the Existing Credit Agreement is amended and restated in its entirety as follows: “(ii) to pay or reimburse all reasonable and documented out-of-pocket expenses incurred by each Lender, each Issuing Bank and the Agents and their respective Affiliates and branches, including the reasonable and documented fees, charges and disbursements of consultants or advisors (limited to one financial advisor and one investment banker) and one counsel, in each case, for such Lenders, Issuing Banks and Agents (plus one local counsel in each other jurisdiction to the extent reasonably necessary) in connection with the enforcement and protection of their rights in connection with the Loan Documents, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or related negotiations in respect of the Loan Documents, including all costs and expenses incurred during any legal proceeding, including any proceeding under any Bankruptcy Laws, and, if a conflict exists among such Persons, one additional investment bank and financial advisor and primary counsel and, if necessary or advisable, one local counsel in each reasonably necessary jurisdiction,” (e) Following the Ninth Amendment Effective Dated (as defined in the Ninth Amendment), any reference to a document or agreement being dated “as of the Ninth Amendment Effective Date” shall be deemed to say “on or about the Ninth Amendment Effective Date”. Section 3. Second Lien Collateral. Notwithstanding anything to the contrary in the Existing Credit Agreement, any requirement to vest in the Collateral Agent a perfected second- priority or junior Lien in the Brazilian Assets in connection with the 2024 Financing Transactions or otherwise shall be satisfied by delivering the NFE Financing Second Lien Pledge Agreement (as defined in the Ninth Amendment) and the NFE Financing Junior Priority Intercreditor Agreement (as defined in the Ninth Amendment). Section 4. Conditions Precedent . This Amendment shall become effective without any further action or consent by any party, on the date (the “Tenth Amendment Effective Date”), when the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer or signatory of the Borrower, each other Loan Party and the Required Lenders. The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 9.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For the avoidance of doubt, as of the Tenth Amendment Effective Date, the Ninth Amendment Effective Date (as defined in the Ninth Amendment) has not yet occurred. Except as expressly contemplated by Section 2 hereof, nothing in this Tenth Amendment shall be deemed to limit or change the amendments to the Credit Agreement contemplated by the Ninth Amendment and upon the Ninth Amendment Effective Date such amendments (including, without limitation, the deletion of Section 5.19 of the Credit Agreement) shall become effective in accordance with 4 the terms of the Ninth Amendment (other than as described in Section 2(e) with respect to references to certain documents or agreements being dated “as of the Ninth Amendment Effective Date”). Section 5. Miscellaneous. (a) Confirmation . The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the signing and effectiveness of this Amendment. (b) Ratification and Affirmation; Representations and Warranties. (i) The Borrower and each Guarantor hereby: (x) acknowledges and consents to the terms of this Amendment and (y) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability under each Loan Document to which it is a party including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment) and agrees that each Loan Document to which it is a party remains in full force and effect, as expressly amended hereby and that none of its obligations thereunder shall be impaired or limited by the execution or effectiveness of this Amendment (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)). (ii) The Borrower and each Guarantor hereby: (x) agrees that from and after the Tenth Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment; (y) acknowledges and agrees that nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith and (z) represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof and (ii) no event has occurred and is continuing that would constitute an Event of Default or a Default. Except as

5 specifically provided herein, (i) nothing contained in this Amendment, nor any past indulgence by the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank nor any other action or inaction on behalf of the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank, shall constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower or any of the other Loan Parties which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall anything contained herein constitute a course of conduct or dealing among the parties; (ii) the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document; and (iii) the parties hereto agree that nothing contained herein shall waive, affect or diminish any right of the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents. (c) Release. The Borrower and each Guarantor hereby forever waives, releases, remises and discharges the Administrative Agent, the Lenders, their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their officers, directors, employees, agents, and professionals, including, without limitation, Sidley Austin LLP, as counsel to the Administrative Agent (collectively, the “Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Tenth Amendment Effective Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Amendment, the Credit Agreement or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the Credit Agreement or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Tenth Amendment Effective Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or supporting any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Amendment, the Credit Agreement, and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees. (d) Counterparts. (i) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment 6 signed by all the parties shall be lodged with the Borrower and the Administrative Agent. (ii) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. (e) Integration. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. (f) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.12, 9.13 AND 9.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE. (g) Payment of Expenses. In accordance with Section 9.5 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent and the Collateral Agent for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the the Administrative Agent, the Collateral Agent and the Arrangers and one local counsel to the Administrative Agent and the Collateral Agent, taken as a whole, in any relevant jurisdiction and the charges of any Platform. (h) Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 7 (i) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby. (j) Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto. [Signatures begin next page.]

[Signature Page to Tenth Amendment to Credit Agreement] BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender By: Name: D. Andrew Maletta Title: Executive Director By: Name: Michael Leonardos Title: Executive Director [Signature Page to Tenth Amendment to Credit Agreement] CITIBANK, N.A., as a Lender By: Name: Gabriel Juarez Title: Vice President [Signature Page to Tenth Amendment to Credit Agreement] CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: Name: Andrew Sidford Title: Managing Director By: Name: Gordon Yip Title: Director [Signature Page to Tenth Amendment to Credit Agreement] Deutsche Bank AG New York Branch, as a Lender By: Name: Title: By: Name: Suzan Onal Title: Director

[Signature Page to Tenth Amendment to Credit Agreement] ____________________, as a Lender By: Name: Priyankush Goswami Title: Authorized Signatory Goldman Sachs Bank USA HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: Name: Jessica Smith Title: Director [Signature Page to Tenth Amendment to Credit Agreement] Signature Page to Tenth Amendment to Credit Agreement JPMorgan Chase Bank, N.A., as a Lender By: Name: Arina Mavilian Title: Managing Director [Signature Page to Tenth Amendment to Credit Agreement] MIZUHO BANK, LTD., as a Lender By: Name: Edward Sacks Title: Managing Director

[Signature Page to Tenth Amendment to Credit Agreement] Morgan Stanley Senior Funding, Inc., as a Lender By: Name: Karina Rodriguez Title: Vice President [Signature Page to Tenth Amendment to Credit Agreement] NATIXIS, NEW YORK BRANCH, as a Lender By: Name: Yash Anand Title: Managing Director By: Name: Jake Reinbolt Title: Associate [Signature Page to Tenth Amendment to Credit Agreement] SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: Name: Mary Harold Title: Managing Director